UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            November 6, 2006                      September 30, 2006
            (Date of Report)              (Date of earliest event reported)

                          ----------------------------


                           LANBO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in charter)


                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


              000-50895                              02-0497440
      --------------------------------------------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


                                6 Youyi Dong Road
                               Hanyuan, 4th floor
                               Xi'An China, 710054
              (Address of Principal Executive Offices and zip code)


                              011-86-029-8258-2632
              (Registrant's telephone number, including area code)


                      C/O WEST WINDSOR PROFESSIONAL CENTER
                          51 EVERETT DRIVE, SUITE A-20
                             WEST WINDSOR, NJ 08550
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT CERTYFYING ACCOUNTANT

            On September 30, 2006, the engagement of Moore Stephens Wurth Frazer and Torbett, LLP ("Moore Stephens") as the Company's principal independent accountant was terminated by the Company's Board of Directors. Moore Stephens acted as the Company's principal independent accountants from April 4, 2005 thorugh September 30, 2006. During its engagement as the Company's principal independent accountants, Moore Stephens did not audit any financial statements of the Company and did not issue any reports on the Company's financial status.

            During the period of engagement, there were no disagreements with Moore Stephens any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

            The Company has requested Moore Stephens to review the foregoing disclosure and to provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made and, if not, the respects in which it does not agree. The letter is filed as an exhibit to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibits are filed as part of this report:

            16.1  Letter from Moore Stephens Wurth Frazer and Torbett, LLP


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANBO FINANCIAL GROUP, INC.

Date: November 1, 2006


By: /s/ Li Xuesong
    -------------------------------------------
    Name:  Li Xuesong
    Title: Chairman and Chief Executive Officer